12. SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

On January 2, 2019, we initiated a promissory note agreement pursuant to which we issued a series of promissory notes in the amount of $10,000 to accredited investors. Proceeds from these notes will be used to support the administrative and legal expenses of our lawsuit before the United District Court for the Western District of Tennessee: Ocean Thermal Energy Corporation v. Robert Coe, el al., Case No. 2:17-cv-02343SHL-cgc; and any subsequent actions brought about as a result of or in connection with this litigation. These notes are secured against the proceeds from the litigation. The notes bear an interest rate of 17%, plus one quarter of one percent of the actual funds received from the litigation. The repayment of the principal, accrued interest, and the percentage of the litigation funds received will be paid immediately following the receipt of sufficient funds from this litigation. As of March 22, 2019, the outstanding balance of these loans is $290,000.

Subsequent to December 31, 2018, L2 Capital LLC exercised four loan conversions totaling $49,614 and was issued 1,800,000 shares.

On January 23, 2019, we repaid advances totaling $4,600 to Jeremy P. Feakins, our chief executive officer.